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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------


         Date of Report (Date of earliest event reported): July 28, 2000


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                     0-23678                      04-3216867
 -------------------------         ------------               -----------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
   of Incorporation)               File Number)              Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900


                     111 Locke Drive, Marlborough, MA 01752
              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 5.  OTHER  EVENTS.      On July 31,  2000,  BioSphere  Medical,  Inc.  (the
     "Company") issued a press release (which is attached hereto as Exhibit 99.1) to announce that it had completed a private placement of shares of its Common Stock, $.01 par value per share (the "Shares"), to selected institutional and accredited investors (the "Purchasers"), for aggregate proceeds of approximately $13.0 million or $11.00 per share. The Company expects to promptly file a resale registration statement on Form S-3 on behalf of the Purchasers for the purposes of registering the Shares for resale from time to time by the Purchasers.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(C)      Exhibits.

         99.1 The Registrant's Press Release dated July 31, 2000.











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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                               BioSphere Medical, Inc.
                                               (Registrant)




Date:       August 4, 2000                     /s/ Robert M. Palladino
                                               --------------------------------
                                               Vice President and
                                               Chief Financial Officer







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EXHIBIT INDEX


Exhibit                                                             Sequential
Number                            Description                     Page Number(s)

99.1                      The Registrant's Press Release
                          dated July 31, 2000                           5











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